UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2017

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 001-34762

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Form 8-K                                First Financial Bancorp.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)
On March 27, 2017, First Financial Bank, the wholly-owned subsidiary of First Financial Bancorp., and John M. Gavigan, Chief Financial Officer of the Company and First Financial Bank (collectively, the “Company”), entered into a revised Severance and Change in Control Agreement (the “Revised Agreement”).  The Revised Agreement replaces the Severance and Change in Control Agreement between the Company and Mr. Gavigan effective March 13, 2015 (filed as Exhibit 10.1 to the Form 8-K filed on March 16, 2015) (File No. 001-34762).

The Revised Agreement includes changes designed to cause the agreement to align with other severance agreements entered into from time to time by the Company and other executives, to align with the Company’s benefit plans, and to clarify certain tax treatments of the benefits payable to Mr. Gavigan under the agreement.  Additionally, the Revised Agreement modifies the form of release agreement required to be executed by Mr. Gavigan in exchange for the benefits to be paid under the Revised Agreement.

The Revised Agreement does not alter the economic benefits payable to Mr. Gavigan.

The foregoing description of the Revised Agreement is qualified in its entirety by reference to the Severance and Change in Control Agreement between John M. Gavigan and the Company dated March 27, 2017 filed as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	Other Events.

The Company has adopted a Policy Regarding Recoupment of Compensation.  Under this policy, the Company will seek reimbursement or forfeiture of incentive compensation paid to certain officers under circumstances including but not limited to:

•	Misconduct or negligence resulting in financial restatement

•	An incentive award being based on materially inaccurate data resulting from officer’s fraud, willful misconduct or gross negligence

•	An incentive award being related to willful misconduct or gross negligence having a significant reputational or economic impact on the Company

•	Company is subject to regulation or government direction requiring return of incentives

All of the Company’s incentive compensation plans, employment agreements and Severance and Change in Control agreements are subject, by their terms, to any recoupment or clawback policy the Company puts in place.  All such plans and agreements are immediately subject to the Policy Regarding Recoupment of Compensation.

Item 9.01    Financial Statements and Exhibits.

The following exhibit shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

(d)    Exhibits:

10.1  Severance and Change in Control Agreement between John M. Gavigan and the Company dated March 27, 2017.

10.2  Policy Regarding Recoupment of Compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Shannon M. Kuhl
Shannon M. Kuhl
Senior Vice President and Chief Legal Officer

Date:	March 30, 2017

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

10.1	Severance and Change in Control Agreement between John M. Gavigan and the Company dated March 27, 2017.

10.2              Policy Regarding Recoupment of Compensation.